                                   EXHIBIT 3.1

[LOGO] Consumer and                     Consommation
       Corporate Affairs Canada         et Corporations Canada

Certificate of Continuance                            Certificat de prorogation

Canada Business                                      Loi regissant les societes
Corporations Act                                  par actions de regime federal

     ZOOM TELEPHONICS, INC.                                            272935-1
     Name of Corporation - Denomination de la soceite           Number - Numero

     I hereby certify that the above -                     Je certifie par les presentes que la
     mentioned Corporation was continued                   societe mentionnee ci- haut a ete
     under Section 187 of the Canada                       prorogee en vertu de l'article 187
     Business Corporations Act as set out                  de la Loi regissant les societes par actions de
     in the attached Articles of Continuance.              regime federal, tel qu'indique
                                                           dans les clauses de prorogation ci-jointes.

              Le director

              [SIGNATURE]

                                                              June 28, 1991/le 28 juin 1991

              Director                                     Date of continuance - Date de la prorogation

                        CANADA BUSINESS CORPORATIONS ACT
                                     FORM 11

                             ARTICLES OF CONTINUANCE
                                   (SECTION 6)
-------------------------------------------------------------------------------
1.       NAME OF CORPORATION

         ZOOM TELEPHONICS, INC.
-------------------------------------------------------------------------------
2. THE PLACE IN CANADA WHERE THE REGISTERED OFFICE IS TO BE SITUATED Vancouver, British Columbia.
-------------------------------------------------------------------------------
3. THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE

         25,000,000 Common shares, without nominal or par value
-------------------------------------------------------------------------------
4.       RESTRICTIONS IF ANY ON SHARE TRANSFERS

         None.
-------------------------------------------------------------------------------
5.       NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIRECTORS

         Minimum of three (3); Maximum of twenty (20).
-------------------------------------------------------------------------------
6.       RESTRICTIONS IF ANY ON BUSINESS THAT CORPORATION MAY CARRY ON

         None.
-------------------------------------------------------------------------------
7.       (1)      PREVIOUS NAME IF CHANGE          (2) DETAILS OF INCORPORATION
                  OF NAME AFFECTED

         The Company was incorporated in British Columbia under the name 1519 Holdings Ltd. on July 7, 1986 and subsequently changed its name to Zoom Telephonics, Inc. on October 1, 1986.
-------------------------------------------------------------------------------
8.       OTHER PROVISIONS IF ANY

         None.

Date                                 Signature            Description of office
June 28, 1991                    /s/ Frank Manning             President
-------------------------------------------------------------------------------

                        CANADA BUSINESS CORPORATIONS ACT

                                     FORM 3

                         NOTICE OF REGISTERED OFFICE OR
                      NOTICE OF CHANGE OF REGISTERED OFFICE

1.       NAME OF CORPORATION:                          2.       CORPORATION NO.

         ZOOM TELEPHONICS,.INC.
-------------------------------------------------------------------------------
3.       ADDRESS OF THE REGISTERED OFFICE

         1700 - 1075 West Georgia Street
         Vancouver, British Columbia
         V6E  3G2
-------------------------------------------------------------------------------
4.       EFFECTIVE DATE OF CHANGE

         Not Applicable.
-------------------------------------------------------------------------------
5.       PREVIOUS ADDRESS OF THE REGISTERED OFFICE

         Not Applicable.
-------------------------------------------------------------------------------
Date                       Signature                      Description of Office

June 28, 1991           /s/ Frank Manning                      President
-------------------------------------------------------------------------------

                        CANADA BUSINESS CORPORATIONS ACT
                                     FORM 6

                               NOTICE OF DIRECTORS
                        OR NOTICE OF CHANGE OF DIRECTORS
===============================================================================

1.       NAME OF CORPORATION:                        2.       CORPORATION NO.
        ZOOM TELEPHONICS, INC.


3.       THE FOLLOWING PERSONS BECAME DIRECTORS OF THIS CORPORATION:

       EFFECTIVE DATE:                      Upon Continuation.
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
NAME                          RESIDENTIAL ADDRESS                  OCCUPATION               CITIZENSHIP
---------------------------------------------------------------------------------------------------------------
James E. Billingsley          3287-137A Street                     Businessman              Canadian
                              White Rock, B.C. V4A 7M7
Peter R. Kramer               397 High Street                      Businessman              American
                              West Medford, Mass. U.S.A.
                              02155
Frank Manning                 21 Joy Street                        Businessman              American
                              Boston, Mass, U.S.A.
                              02114
Bernard Furman                7002 Boulevard East                  Businessman              American
                              Guttenbreg, NJ, U.S.A.
                              07093
J. Ronald Woods               16 Killdeer Crescent                 Businessman              Canadian
                              Toronto, Ontario M4G 2W8
===============================================================================================================

4. THE FOLLOWING PERSONS CEASED TO BE DIRECTORS OF THIS CORPORATION:

         EFFECTIVE DATE:   Not Applicable
-------------------------------------------------------------------------------
NAME                           RESIDENTIAL ADDRESS
Not Applicable.
-------------------------------------------------------------------------------

===============================================================================
5. THE DIRECTORS OF THIS CORPORATION NOW ARE:

---------------------------------------------------------------------------------------------------------------
NAME                          RESIDENTIAL ADDRESS                  OCCUPATION               CITIZENSHIP
---------------------------------------------------------------------------------------------------------------
James E. Billingsley          3287-137A Street                     Businessman              Canadian
                              White Rock, B.C. V4A 7M7
Peter R. Kramer               397 High Street                      Businessman              American
                              West Medford, Mass. U.S.A.
                              02155
Frank Manning                 21 Joy Street                        Businessman              American
                              Boston, Mass, U.S.A.
                              02114
Bernard Furman                7002 Boulevard East                  Businessman              American
                              Guttenbreg, NJ, U.S.A.
                              07093
J. Ronald Woods               16 Killdeer Crescent                 Businessman              Canadian
                              Toronto, Ontario M4G 2W8

DATE                                  SIGNATURE                           DESCRIPTION OF OFFICE
June, 28, 1991                    /s/ Frank Manning                             President
-------------------------------------------------------------------------------------------------------------